                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [LOGO]

                            J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                                www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                   TECNJ2 9/00



                                          SELIGMAN
                              --------------------
                                        NEW JERSEY
                              MUNICIPAL FUND, INC.


                                  ANNUAL REPORT
                               SEPTEMBER 30, 2000

                                    -------

                                Providing Income
                              Exempt From Regular
                                   Income Tax

TO THE SHAREHOLDERS

The year ended September 30, 2000 was an increasingly positive one for fixed-income securities. The beginning of 2000 saw a climate of rising interest rates and uncertainty about the US economy's direction. As the year progressed, however, general economic trends and the law of supply and demand -- lower issuances and higher investor demand -- converged to create a more favorable environment for bonds overall and municipal bonds specifically. These factors were reflected in the strong performance of Seligman New Jersey Municipal Fund, which returned 5.13% during this period based on the net asset value of Class A shares.

By June of this year it was apparent that the Federal Reserve Board's efforts to slow the economy to a more sustainable pace were having an effect. Leading economic indicators such as new home sales, manufacturing, corporate earnings, and retail sales all pointed to an economy that is still strong, but whose growth has slowed. The Fed responded to these signs by leaving interest rates untouched in June, August, and October of this year.

Despite the slowing, the Fed indicated that inflation is still a concern going forward because of high oil prices, the continued tight labor market, and the fact that consumer spending still outpaces personal income. Nonetheless, because of the presidential election and given the economic slowdown, we don't anticipate further rate hikes in 2000, although they can't be ruled out at some point in 2001.

Against this backdrop of stabilizing interest rates, both Treasuries and municipal bonds have benefited from an environment of shrinking supply and increased demand. The Treasury Department's debt buyback program, initiated in January 2000, has reduced the supply of Treasuries. In the case of municipal bonds, the strong economy has increased government tax revenues, and many cities and states have therefore issued fewer bonds for the purpose of raising funds. Moreover, higher interest rates have made it more costly for municipalities to borrow money, further reducing the pool of available municipal bonds. These two factors should work in conjunction to restrain new issue supply, thus increasing the possibility of rising market prices for issued municipal bonds.

At the same time, inflation fears and earnings warnings caused great volatility in the stock market this year, prompting some investors to seek greater stability in fixed-income securities. If recent stock market volatility continues and if market returns remain lackluster, there will be further increased demand for the tax-free returns and the diversifying effect of munis.

We appreciate your confidence in Seligman New Jersey Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's portfolio of investments, financial statements, and performance history, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris
William C. Morris
Chairman
                                                              /s/ Brian T. Zino
                                                                  Brian T. Zino
                                                                      President

November 10, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES

Q: What economic and market factors have influenced Seligman New Jersey
   Municipal Fund during the past twelve months?

A: Throughout the period, the direction of the municipal bond market was influenced by a combination of factors, including the state of the economy, supply and demand dynamics, and the planned reduction in US Treasury debt issuance. At this time last year, long-term yields were trending higher in response to a strengthening economy. By the start of the new year, it appeared that the pace of growth was moderating, and long-term municipal yields began a long-awaited decline, supported by a slowdown in municipal new issue supply. However, the rally would prove premature as the economy, once again, surprised financial markets with its resilience, sending bond yields sharply higher. It would take another round of tightening by the Federal Reserve Board in May to reverse the bond market decline and to restore investor confidence. For the remainder of the Fund's fiscal year, municipal market sentiment was optimistic, which contributed to the positive performance of the market and of the Fund.

   Municipal new issue supply declined during the year due mostly to a significant reduction in refunding volume. The higher cost of borrowing prevented many issuers from retiring outstanding, higher-coupon debt through the issuance of refunding bonds. The lack of supply helped to stabilize the market during periods of rising interest rates.

   In January 2000, the US Treasury Department announced its proposal to eliminate the national debt by 2013 through a reduction in future issuance and the buyback of outstanding Treasury issues. This decision had wide-ranging implications, not the least of which was the impact on the Treasury yield curve. As the supply of the benchmark 30-year Treasury bond began to contract, the yield curve inverted, and the 30-year Treasury yield fell below the 10-year yield. While the municipal yield curve remained positively sloped during the period, it was nevertheless influenced by the behavior of the Treasury curve, and the spread between short-term and long-term municipal yields narrowed significantly. This flattening, together with the overall decline in interest rates, caused long-term municipal bonds, which comprise the

A TEAM APPROACH
Seligman New Jersey Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.


[PICTURE]

Seligman Municipals Team: (standing, from left) Audrey Kuchtyak, Debra McGuinness, (seated, from left) Eileen Comerford, Theresa Barion, Thomas G. Moles (Portfolio Manager)

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES

   majority of the Fund, to significantly outperform short- and intermediate-term municipal bonds.

   The unprecedented prosperity of the past decade has improved the financial status of the nation's states, cities, and municipalities. Credit rating upgrades have exceeded downgrades by a wide margin in recent years, a trend that is expected to continue. Further, the companies that insure municipal bonds have seen their profit picture improve as a result of more conservative underwriting policies, as well as an expansion into new, and often more lucrative, markets. Seligman New Jersey Municipal Fund has a significant percentage of insured bonds in its portfolio. The creditworthiness of these holdings is enhanced by a strengthening municipal insurance industry.

Q: What was your strategy?

A: During the past year, periods of rising interest rates negatively impacted net asset values of the Fund. As a result, Seligman New Jersey Municipal Fund experienced an increase in redemptions which necessitated the selling of portfolio holdings. Given our positive long-term outlook for the municipal market, we opted to reduce holdings of defensive securities in order to better position the Fund to benefit from an expected future decline in interest rates. Purchases were concentrated in long-term bonds because they continue to offer the highest yields and provide the greatest potential for price appreciation during periods of declining interest rates. (Conversely, when interest rates rise, long-term bonds will depreciate more in price than shorter maturity bonds.) This strategy caused the Fund to underperform the market while rates were still climbing, but contributed to the competitive investment performance reported for the Fund's fiscal year.

   The Fund remains diversified among the various sectors of the municipal market. While we seek opportunities in all sectors, we increased our focus in the health care sector, which has been experiencing financial difficulties due primarily to a reduction in government reimbursements and the growth of managed care. Many hospitals have been downgraded by the municipal rating agencies and remain vulnerable to further credit deterioration. However, there are still many well-managed, financially secure hospitals that are trading at attractive levels because of the negative outlook for the industry as a whole. Through in-depth credit analysis, we identified opportunities and have selectively purchased health care bonds. During the past year, fund holdings in the strong-performing transportation sector were increased significantly. Housing bond positions were also boosted due to the higher yields available in this sector. Our seasoned municipal team continually monitors all portfolio holdings to ensure that they meet our credit criteria.

Q: What is your outlook?

A: The Fed voted to leave policy unchanged at its October meeting, a move widely anticipated by the financial markets. The decision was motivated by growing evidence of a slowdown in the pace of US economic growth. Further, productivity improvements continue to contain labor costs despite the lowest unemployment rate in over 30 years. However, the Fed stressed its intention to remain vigilant for signs of a buildup in inflationary pressures given prevailing tight labor markets and the more recent uptick in energy costs. Until the Fed has declared a victory in the war on inflation, interest rates will likely fluctuate in response to the latest economic reports. Any upward movement in long-term interest rates should continue to be tempered by the supply contraction in the Treasury and municipal markets. Investment performance for Seligman New Jersey Municipal Fund's fiscal year has been positive, and we remain hopeful that the year 2000 will end on a positive note as well.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

   This chart compares a $10,000 hypothetical investment made in Seligman New Jersey Municipal Fund Class A shares with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended September 30, 2000, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same period. The performances of Seligman New Jersey Municipal Fund Class C and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lehman Index does not include any fees or sales charges and does not reflect state-specific bond market performance. The table on page 5 also includes relevant portfolio characteristics. Past performance is not indicative of future investment results.


SELIGMAN NEW JERSEY MUNICIPAL FUND CLASS A

                         VALUE
                  -------------------
                   With      Without
   DATE            Load        Load     Lehman
 ----------------------------------------------
   30-Sep-90       9,524      10,000    10,000
   31-Dec-90      10,046      10,548    10,431
   31-Mar-91      10,254      10,766    10,667
   30-Jun-91      10,468      10,990    10,894
   30-Sep-91      10,855      11,397    11,318
   31-Dec-91      11,155      11,712    11,698
   31-Mar-92      11,139      11,696    11,733
   30-Jun-92      11,636      12,217    12,179
   30-Sep-92      11,908      12,502    12,502
   31-Dec-92      12,157      12,764    12,729
   31-Mar-93      12,626      13,257    13,201
   30-Jun-93      13,121      13,776    13,633
   30-Sep-93      13,577      14,255    14,094
   31-Dec-93      13,662      14,344    14,291
   31-Mar-94      12,892      13,536    13,507
   30-Jun-94      12,968      13,615    13,657
   30-Sep-94      13,001      13,650    13,749
   31-Dec-94      12,821      13,461    13,551
   31-Mar-95      13,690      14,374    14,510
   30-Jun-95      13,960      14,657    14,859
   30-Sep-95      14,271      14,983    15,287
   31-Dec-95      14,817      15,557    15,917
   31-Mar-96      14,560      15,287    15,724
   30-Jun-96      14,710      15,444    15,846
   30-Sep-96      15,037      15,787    16,210
   31-Dec-96      15,321      16,085    16,623
   31-Mar-97      15,238      15,999    16,585
   30-Jun-97      15,724      16,509    17,157
   30-Sep-97      16,233      17,044    17,675
   31-Dec-97      16,689      17,522    18,154
   31-Mar-98      16,857      17,698    18,363
   30-Jun-98      17,141      17,996    18,642
   30-Sep-98      17,673      18,555    19,215
   31-Dec-98      17,691      18,575    19,330
   31-Mar-99      17,809      18,698    19,502
   30-Jun-99      17,485      18,358    19,157
   30-Sep-99      17,134      17,990    19,080
   31-Dec-99      16,705      17,539    18,931
   31-Mar-00      17,326      18,191    19,486
   30-Jun-00      17,571      18,448    19,780
   30-Sep-00      18,014      18,913    20,259

   The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

   Performance data quoted represent changes in prices and assume that all distributions within the period are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Investment Results Per Share

TOTAL RETURNS
For Periods Ended September 30, 2000
                                                     AVERAGE ANNUAL
                                       ---------------------------------------------------
                                                                     CLASS C    CLASS D
                                                                      SINCE      SINCE
                               SIX       ONE       FIVE       10     INCEPTION  INCEPTION
                              MONTHS*    YEAR      YEARS     YEARS    5/27/99    2/1/94
                             --------  -------    ------    -------  ---------  ----------
Class A**
With Sales Charge              (0.97)%    0.08%     3.75%    6.06%      n/a       n/a
Without Sales Charge            3.97      5.13      4.77     6.58       n/a       n/a
Class C**
With Sales Charge and CDSC      1.56      2.21       n/a      n/a     (1.17)%     n/a
Without Sales Charge and CDSC   3.56      4.20       n/a      n/a      0.31       n/a
Class D**
With 1% CDSC                    2.56      3.20       n/a      n/a       n/a       n/a
Without CDSC                    3.56      4.20      3.97      n/a       n/a      3.40%
Lehman Index***                 3.97      6.18      5.79     7.32      3.16+     5.20++


NET ASSET VALUE                            DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                           For Periods Ended September 30, 2000
         9/30/00   3/31/00   9/30/99               DIVIDENDS o CAPITAL GAIN o SEC YIELD oo
        --------  --------  --------               ----------  -------------  -----------
Class A     $7.12     $7.01    $7.13       Class A    $0.328       $0.032      4.42%
Class C      7.20      7.09     7.22       Class C     0.278        0.032      3.89
Class D      7.20      7.09     7.22       Class D     0.278        0.032      3.93

HOLDINGS BY MARKET SECTOR++                MOODY'S/S&P RATINGS++
Revenue Bonds                 90%          Aaa/AAA       46%
General Obligation Bonds      10           Aa/AA         15

WEIGHTED AVERAGE MATURITY     25.9 years   A/A           29
                                           Baa/BBB       10

------------------
  *Returns for periods of less than one year are not annualized.
 **Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax.
***The Lehman Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
  +From 5/31/99.
 ++From 1/31/94.
  oRepresents per share amount paid or declared for the year ended September 30,
   2000.
 ooCurrent yield, representing the annualized yield for the 30-day period ended
   September 30, 2000, has been computed in accordance with SEC regulations and will vary.
 ++Percentages based on market values of long-term holdings at September 30, 2000.

PORTFOLIO OF INVESTMENTS
September 30, 2000

  FACE                                                                             RATINGS+     MARKET
 AMOUNT                    MUNICIPAL BONDS                                       MOODY'S/S&P     VALUE
----------               -------------------                                     -----------  -----------
$2,000,000   Delaware River & Bay Authority Rev., 5 3/4% due 1/1/2029 ..........    Aaa/AAA    $2,036,300

 2,000,000   Howell Township, NJ GOs, 6.80% due 1/1/2014........................    Aaa/AAA     2,086,660

 2,500,000   Middletown, NJ Board of Education School GOs, 5.80% due 8/1/2019 ..    Aaa/AAA     2,555,775

 2,000,000   New Jersey Economic Development Authority Rev. (The Trustees of the
               Lawrenceville School Project), 5 3/4% due 7/1/2016 ..............      Aa2/NR    2,046,240

 3,000,000   New Jersey Economic Development Authority Gas Facilities Rev.
               (NUI Corporation Project), 5.70% due 6/l/2032* ..................    Aaa/AAA     2,951,340

 2,900,000   New Jersey Economic Development Authority Sewage Facilities Rev.
               (Anheuser-Busch Project), 5.85% due 12/l/2030* ..................      A1/A+     2,932,190

 1,000,000   New Jersey Economic Development Authority Water Facilities Rev.
               (Middlesex Water Co. Project), 5.20% due 10/1/2022 ..............    Aaa/AAA       948,780

 3,000,000   New Jersey Economic Development Authority Water Facilities Rev.
               (New Jersey American Water Co., Inc.), 5 3/8% due 5/1/2032* .....     Aaa/AAA    2,831,430

 3,000,000   New Jersey Educational Facilities Financing Authority Rev.
               (Institute for Advanced Study), 5% due 7/l/2021 .................    Aaa/AA+     2,787,420

 2,255,000   New Jersey Health Care Facilities Financing Authority Rev.
               (Meridian Health System Obligated Group), 5 3/8% due 7/1/2024....    Aaa/AAA     2,171,407

 3,000,000   New Jersey Health Care Facilities Financing Authority Rev.
               (Holy Name Hospital), 6% due 7/1/2025............................    NR/BBB+     2,626,890

 1,000,000   New Jersey Health Care Facilities Financing Authority Rev.
               (The Medical Center at Princeton), 5% due 7/1/2028 ..............    Aaa/AAA       896,900

 2,450,000   New Jersey Health Care Facilities Financing Authority Rev.
               (Hackensack University Medical Center), 6% due 1/1/2034 .........      A3/NR     2,415,014

 2,500,000   New Jersey Highway Authority (Garden State Parkway Senior Parkway
               Rev.), 5 5/8% due 1/1/2030.......................................     A1/AA-     2,500,800

 1,500,000   New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
               6% due 10/1/2021*................................................    Aaa/AAA     1,524,945

   750,000   New Jersey Housing & Mortgage Finance Agency (Multi-Family Housing
               Rev.), 5 3/4% due 5/1/2025.......................................    Aaa/AAA       757,230

   930,000   New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
               5.90% due 10/1/2029*.............................................    Aaa/AAA       933,078

------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS
September 30, 2000

  FACE                                                                             RATINGS+     MARKET
 AMOUNT                    MUNICIPAL BONDS                                       MOODY'S/S&P     VALUE
----------               -------------------                                     -----------  -----------
$1,500,000   New Jersey Housing & Mortgage Finance Agency (Multi-Family
               Housing Rev.), 6.35% due 11/1/2031*...............................   Aaa/AAA    $1,543,800

 3,000,000   Port Authority of New York & New Jersey Consolidated Rev.,
               5 3/4% due 6/15/2030..............................................    A1/AA-     3,026,280

 2,000,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due
               7/1/2036..........................................................    Baa1/A     1,965,420

 2,300,000   Rutgers State University, NJ, 5.20% due 5/1/2027....................     A1/AA     2,155,330

 1,000,000   Salem County, NJ Improvement Authority Rev. (Correctional Facility &
               Courthouse Annex), 5.70% due 5/1/2017.............................   Aaa/AAA     1,009,250

 2,500,000   Salem County, NJ Pollution Control Financing Authority Waste Disposal
               Rev. (E.I. duPont de Nemours & Co.), 6 1/8% due 7/15/2022* .......   Aa3/AA-     2,549,175

 1,250,000   South Jersey Port Corporation, NJ Marine Terminal Rev., 5.60% due
               1/1/2023..........................................................     NR/A+     1,218,850
                                                                                              -----------
TOTAL MUNICIPAL BONDS (Cost $48,507,532) -- 100.4% ........................................    48,470,504

OTHER ASSETS LESS LIABILITIES -- (0.4)% ...................................................      (216,449)
                                                                                              -----------
NET ASSETS -- 100.0% ......................................................................   $48,254,055
                                                                                              ===========

------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000


ASSETS:
Investments, at value:
  Long-term holdings (Cost $48,507,532) .....................    $48,470,504
Cash ........................................................         37,690
Interest receivable .........................................        873,555
Receivable for Capital Stock sold ...........................         80,331
Receivable for securities sold ..............................         70,000
Expenses prepaid to shareholder service agent ...............          5,014
Other .......................................................            816
                                                                 -----------
Total Assets ................................................     49,537,910
                                                                 -----------
LIABILITIES:
Loan payable ................................................      1,050,000
Dividends payable ...........................................         72,288
Payable for Capital Stock repurchased .......................         27,800
Accrued expenses and other ..................................        133,767
                                                                 -----------
Total Liabilities ...........................................      1,283,855
                                                                 -----------
Net Assets ..................................................    $48,254,055
                                                                 ===========

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 100,000,000 shares
  authorized; 6,777,414 shares outstanding):
  Class A ...................................................       $  6,592
  Class C ...................................................             47
  Class D ...................................................            138
Additional paid-in capital ..................................     48,081,696
Undistributed net realized gain .............................        202,610
Net unrealized depreciation of investments ..................        (37,028)
                                                                 -----------
Net Assets ..................................................    $48,254,055
                                                                 ===========
NET ASSET VALUE PER SHARE:
Class A ($46,917,792 / 6,591,807 shares) ....................          $7.12
                                                                       =====
Class C ($341,203 / 47,400 shares) ..........................          $7.20
                                                                       =====
Class D ($995,060 / 138,207 shares) .........................          $7.20
                                                                       =====

------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest .....................................................     $2,953,486

EXPENSES:
Management fee ....................................  $ 253,332
Distribution and service fees .....................    137,112
Shareholder account services ......................     80,053
Auditing and legal fees ...........................     40,852
Shareholder reports and communications ............     20,407
Custody and related services ......................     18,056
Registration ......................................     13,231
Directors' fees and expenses ......................     10,633
Miscellaneous .....................................      2,052
                                                     ---------
Total Expenses ...............................................        575,728
                                                                   ----------
Net Investment Income ........................................      2,377,758

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments ...................   209,558
Net change in unrealized appreciation of investments  (183,459)
                                                      --------
Net Gain on Investments ......................................         26,099
                                                                   ----------
Increase in Net Assets from Operations .......................     $2,403,857
                                                                   ==========
------------------
See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED SEPTEMBER 30,
                                                                   ------------------------
OPERATIONS:                                                           2000          1999
                                                                   ----------   -----------
Net investment income .......................................      $2,377,758    $2,585,327
Net realized gain on investments ............................         209,558       257,481
Net change in unrealized appreciation of investments ........        (183,459)   (4,555,415)
                                                                  -----------   -----------
Increase (Decrease) in Net Assets from Operations............       2,403,857    (1,712,607)
                                                                  -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ...................................................      (2,325,739)   (2,521,489)
  Class C ...................................................          (9,084)         (947)
  Class D ...................................................         (42,935)      (62,891)
Net realized gain on investments:
  Class A ...................................................        (239,878)     (744,909)
  Class C ...................................................            (793)           --
  Class D ...................................................          (6,216)      (21,499)
                                                                   -----------  -----------
Decrease in Net Assets from Distributions....................      (2,624,645)   (3,351,735)
                                                                   -----------  -----------

                                                  SHARES
                                          ------------------------
                                          YEAR ENDED SEPTEMBER 30,
                                          ------------------------
CAPITAL SHARE TRANSACTIONS:*                2000        1999
                                          --------    ---------
Net proceeds from sales of shares:
  Class A .............................    366,910      196,843     2,560,329     1,478,334
  Class C .............................     33,431       17,577       237,666       130,877
  Class D .............................     19,262       36,898       135,837       282,964
Shares issued in payment of dividends:
  Class A .............................    168,634      188,091     1,174,358     1,411,854
  Class C .............................      1,072           75         7,558           549
  Class D .............................      3,085        4,681        21,739        35,612
Exchanged from associated Funds:
  Class A .............................    780,029      993,398     5,362,917     7,441,980
  Class C .............................         --           --            --            --
  Class D .............................      6,106       36,753        43,016       286,110
Shares issued in payment of gain
 distributions:
  Class A .............................     23,538       70,420       165,005       535,893
  Class C .............................        112           --           793            --
  Class D .............................        757        2,248         5,373        17,285
                                        ----------   ----------   -----------  ------------
Total..................................  1,402,936    1,546,984     9,714,591    11,621,458
                                        ----------   ----------   -----------  ------------
Cost of shares repurchased:
  Class A ............................. (1,487,926)    (968,501)  (10,347,811)   (7,276,733)
  Class C .............................     (2,120)          --       (15,007)           --
  Class D .............................    (82,902)     (67,008)     (579,630)     (505,987)
Exchanged into associated Funds:
  Class A .............................   (687,113)    (992,358)   (4,787,928)   (7,426,285)
  Class C .............................     (2,747)          --       (20,000)           --
  Class D .............................    (22,874)          --      (158,373)           --
                                        ----------   ----------   -----------  ------------
Total.................................. (2,285,682)  (2,027,867)  (15,908,749)  (15,209,005)
                                        ----------   ----------   -----------  ------------
Decrease in Net Assets from Capital
  Share Transactions...................   (882,746)    (480,883)   (6,194,158)   (3,587,547)
                                        ==========   ==========   ===========  ============
Decrease in Net Assets.........................................    (6,414,946)   (8,651,889)
NET ASSETS:
Beginning of year..............................................    54,669,001    63,320,890
                                                                  -----------  ------------
End of Year....................................................   $48,254,055   $54,669,001
                                                                 ============   ===========

------------------
* The Fund began offering Class C shares on May 27, 1999.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman New Jersey Municipal Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation --All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2000, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets,

NOTES TO FINANCIAL STATEMENTS

   results of operations or net asset values per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2000, amounted to $8,984,289 and $13,865,654, respectively.

  At September 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of investments amounted to $828,491 and $865,519, respectively.

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

  Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $3,988 for sales of Class A shares. Commissions of $29,933 and $2,586 were paid to dealers for sales of Class A and Class C shares, respectively.

  The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 2000, fees incurred aggregated $123,839, or 0.25% per annum of the average daily net assets of Class A shares.

  Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 2000, fees incurred under the Plan amounted to $2,329 and $10,944, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

  The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 2000, such charges amounted to $347.

  Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2000, Seligman Services, Inc. received commissions of $408 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $10,475, pursuant to the Plan.

  Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $80,053 for shareholder account services.

  Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

NOTES TO FINANCIAL STATEMENTS

  The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 2000, of $40,686 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks.

  On September 29, 2000, the Fund borrowed $1,050,000 from the credit facility at an interest rate of 7.25%. The entire loan was repaid on October 11, 2000. There were no other borrowings during the year ended September 30, 2000.

FINANCIAL HIGHLIGHTS

  The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                          CLASS A                          CLASS C
                                                       ---------------------------------------------   ----------------
                                                                 YEAR ENDED SEPTEMBER 30,               YEAR   5/27/99*
                                                       ---------------------------------------------    ENDED     TO
                                                        2000      1999      1998      1997      1996   9/30/00  9/30/99
                                                       -----     -----     -----     -----     -----   -------  -------
PER SHARE DATA:
Net Asset Value, Beginning of Period .............     $7.13     $7.78     $7.56     $7.60     $7.59    $7.22    $7.58
                                                       -----     -----     -----     -----     -----    -----    -----
Income from Investment Operations:
Net investment income ............................      0.33      0.33      0.35      0.36      0.39     0.28     0.09
Net realized and unrealized investment gain (loss)
  on investments .................................      0.02     (0.55)     0.30      0.21      0.01     0.01    (0.36)
                                                       -----     -----     -----     -----     -----    -----    -----
Total from Investment Operations .................      0.35     (0.22)     0.65      0.57      0.40     0.29    (0.27)
                                                       -----     -----     -----     -----     -----    -----    -----
Less Distributions:
Dividends from net investment income .............     (0.33)    (0.33)    (0.35)    (0.36)    (0.39)   (0.28)   (0.09)
Distributions from net realized capital gain .....     (0.03)    (0.10)    (0.08)    (0.25)       --    (0.03)      --
                                                       -----     -----     -----     -----     -----    -----    -----
Total Distributions ..............................     (0.36)    (0.43)    (0.43)    (0.61)    (0.39)   (0.31)   (0.09)
                                                       -----     -----     -----     -----     -----    -----    -----
Net Asset Value, End of Period....................     $7.12     $7.13     $7.78     $7.56     $7.60    $7.20    $7.22
                                                       =====     =====     =====     =====     =====    =====    =====

TOTAL RETURN:                                           5.13%    (3.05)%    8.87%     7.96%     5.37%    4.20%   3.33)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .........    $46,918   $52,992   $61,739   $62,597   $66,293     $341     $127
Ratio of expenses to average net assets ..........      1.12%     1.07%     1.02%     1.06%     1.02%    1.87%    1.82%+
Ratio of net income to average net assets ........      4.71%     4.35%     4.54%     4.90%     5.06%    3.96%    3.71%+
Portfolio turnover rate ..........................     18.08%     5.55%    23.37%    20.22%    25.65%   18.08%    5.55%++

------------------
See footnotes on page 15.

FINANCIAL HIGHLIGHTS

                                                                          CLASS D
                                                       ---------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                                       ---------------------------------------------
                                                        2000      1999      1998      1997      1996
                                                       -----     -----     -----     -----     -----
PER SHARE DATA:
Net Asset Value, Beginning of Year ...............     $7.22     $7.86     $7.64     $7.68     $7.67
                                                       -----     -----     -----     -----     -----
Income from Investment Operations:
Net investment income ............................      0.28      0.27      0.29      0.31      0.33

Net realized and unrealized gain (loss)
  on investments .................................      0.01     (0.54)     0.30      0.21      0.01
                                                       -----     -----     -----     -----     -----
Total from Investment Operations .................      0.29     (0.27)     0.59      0.52      0.34
                                                       -----     -----     -----     -----     -----
Less Distributions:
Dividends from net investment income .............     (0.28)    (0.27)    (0.29)    (0.31)    (0.33)
Distributions from net gain realized .............     (0.03)    (0.10)    (0.08)    (0.25)       --
                                                       -----     -----     -----     -----     -----
Total Distributions ..............................     (0.31)    (0.37)    (0.37)    (0.56)    (0.33)
                                                       -----     -----     -----     -----     -----
Net Asset Value, End of Year .....................     $7.20     $7.22     $7.86     $7.64     $7.68
                                                       =====     =====     =====     =====     =====
TOTAL RETURN:                                           4.20%    (3.57)%    7.97%     7.10%     4.56%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ...........       $995    $1,550    $1,582    $1,282    $1,152
Ratio of expenses to average net assets ..........      1.87%     1.82%     1.80%     1.83%     1.79%
Ratio of net income to average net assets               3.96%     3.60%     3.76%     4.13%     4.29%
Portfolio turnover rate...........................     18.08%     5.55%    23.37%    20.22%    25.65%

------------------
 * Commencement of offering of Class C shares.
 + Annualized.
++ For the year ended September 30, 1999.
See notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman New Jersey Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Municipal Fund, Inc. as of September 30, 2000, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of September 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 10, 2000
                                       16

BOARD OF DIRECTORS

John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow  2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
  Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
  J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

Leroy C. Richie  4
Chairman & CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Richard R. Schmaltz 1
Managing Director, Director of Investments,
  J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co.  Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
  Investment Company Institute

Fred E. Brown
Director Emeritus
----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450    Shareholder Services

(212) 682-7600    Outside the
                  United States

(800) 622-4597    24-Hour
                  Automated
                  Telephone Access
                  Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as the fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares. Statement of

Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.
----------------
Adapted from the Investment Company Institute's 2000 Mutual Fund Fact Book.